Exhibit 99

PASSPORT GLOBAL MASTER FUND SPC LTD

By:     /s/ JOHN BURBANK
John Burbank
Director

PARTNERS GROUP ALTERNATIVE STRATEGIES PCC LIMITED GOLD IOTA CELL

By: PASSPORT MANAGEMENT, LLC
as Investment Manager

By: PASSPORT CAPITAL, LLC,
as Managing Member

By:     /s/ JOHN BURBANK
John Burbank,
Managing Member

PASSPORT HOLDINGS, LLC

By: PASSPORT CAPITAL, LLC,
as Managing Member

By:     /s/ JOHN BURBANK
John Burbank,
Managing Member

PASSPORT MANAGEMENT, LLC

By: PASSPORT CAPITAL, LLC,
as Managing Member

By:     /s/ JOHN BURBANK
John Burbank,
Managing Member

PASSPORT CAPITAL, LLC

By:     /s/ JOHN BURBANK
John Burbank,
Managing Member

   /s/ JOHN BURBANK
John Burbank